CAPITAL GROWTH RESOURCES
                          ---------------------------
                       405 E. LEXINGTON AVENUE, SUITE 201
                               EL CAJON, CA 92020
                               MEMBER FINRA / SIPC
August 4, 2008

PRIVATE & CONFIDENTIAL
----------------------

Board of Directors
Environmental Service Professionals, Inc.
1111 E. Tahquitz Canyon Way, Suite 110
Palm Springs, CA 92262
Attn: Edward L. Torres, President, CEO


RE:   Placement  Agent   Agreement   between  CGR  and   Environmental   Service
Professionals, Inc.

Gentlemen,

         The purpose of this letter agreement (the "AGREEMENT") is to set forth the terms and conditions pursuant to which Capital Growth Resources ("CGR") shall serve as the exclusive Placement Agent in connection with the placement of new securities (the "PLACEMENT" or "OFFERING"), of Environmental Service Professionals, Inc. (the "Company" or "ESP") either alone or in conjunction with other Broker-Dealers, for the purposes of financing the expansion of the Company's business and execution of its business plan.

         Upon the terms and subject to the conditions of this Agreement, the parties hereto agree as follows:

         1. THE OFFERING. This Offering will consist of a "best efforts, all or none" minimum offering (the "Minimum Offering") of 50,000 units ("Units") with each Unit consisting of one share of the Company's Convertible Preferred Stock, $0.001 par value (the "Convertible Preferred Shares"), and one Membership Interests ("Membership Interests") in LIBACSM 101 LLC, and, thereafter, a "best efforts" maximum offering of 800,000 Units (the "Maximum Offering"). The Units shall be offered and sold by the Company at a price of $10.00 per Unit with a minimum purchase of 500 Units, or such lesser amount as the Company may approve on a subscription by subscription basis, for gross Minimum Offering proceeds of $500,000 and gross Maximum Offering proceeds of $8,000,000. The Minimum Offering and the Maximum Offering shall hereinafter be referred to collectively as the "Offering". The Units shall be offered in reliance upon Section 4(2) and/or Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act") and shall be sold solely to "Accredited Investors," as that term is defined in Rule 501 of Regulation D. The underlying common stock to be issued upon conversion of the Convertible Preferred Shares shall have Registration Rights pursuant to a Registration Rights Agreement to be approved by CGR and made an exhibit to the confidential private placement offering memorandum through which the Company will offer the Units. The Company's Common Stock underlying the Agent Warrants (defined below) shall also be subject to the Registration Rights Agreement. Except as qualified by Section 6(d) of this Agreement, Preferred Shares will be convertible into that many shares of the Company's common stock equal to the lesser of either the quotient with the numerator being Ten Dollars ($10) per share (the price paid for the Units) and the denominator being the Company's price per share for its last private sale of common stock before the Effective Date, or thirteen and one-third shares

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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 2 of 15

(13.333). The Convertible Preferred Shares shall also be redeemable by the Company at Ten Dollars per share, when and if the Company's Common Stock has traded at a closing bid price of $1.50 per share for a period of 20 trading days.

         The purpose of LIBACSM 101 LLC is to form an irrevocable trust (the "Trust") and be the Trust's sole beneficiary, through which the Trust will acquire revocable trusts that collectively have the following assets: (1) non-contestable and non-variable senior life insurance, with the face amount of the policies equal to the gross amount of funds raised in the Offering; and (2) single premium immediate annuities (hereinafter "SPIAs" or singularly "SPIA") on the lives of the insureds whose policies are acquired through the revocable trusts, such that the annuity receipts will pay for LIBACSM 101 LLC management fees, the trust administration for all trusts, the cost of premium payments due on the policies for the life of the insured, and income taxes on the taxable portion of the annuity receipts. The aforementioned revocable trusts with the policies and SPIAs, as an asset class, shall hereinafter be referred to as "LIBACSM." The LIBACSM 101, LLC Operating Agreement will provide for certain distributions based upon the Company converting or redeeming all the Convertible Preferred Shares issued through the Offering (the "Investment Objective Goal"). Up until the Company obtains the Investment Objective Goal, all distributions shall be made solely to the investors in the Offering based upon their respective Membership Interests. When and if the Investment Objective Goal is obtained, then the Company shall be entitled to all distributions from the LIBACSM 101, LLC shall be adjusted such that fifty percent (50%) of any such distributions shall be distributed to the Company.

                  LEGENDS. The Units shall be sold by the Company and distributed by Placement Agent in transactions that shall be exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "33 Act") in reliance upon Section 4(2) and/or Rule 506 of Regulation D, as promulgated under the Act (the "Regulation D Offering"). The Company and the Placement Agent shall take all steps necessary to fully comply with the terms of
Section 4(2) and Rule 506 of Regulation D. In connection therewith, each of the certificates evidencing the Convertible Preferred Shares and Membership Interests that comprise a Unit, shall be dated as of the Closing date for such Units and shall bear the following restrictive legend limiting their resale under Rule 144 of the Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A TRANSACTION EFFECTED IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE ACT OR ANY STATE SECURITIES ACT. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR APPLICABLE EXEMPTION THEREFROM UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACT."

         2. APPOINTMENT. Effective as of the date hereof, the Company hereby retains CGR and CGR hereby agrees to act as the Company's exclusive Placement Agent in connection with the Offering of the Units. The Company expressly acknowledges and agrees that CGR's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by CGR to purchase the Units, nor does it ensure the

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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 3 of 15

successful Placement of the Units or any portion thereof or the success of CGR with respect to securing any other financing on behalf of the Company. If the Minimum Offering is not completed within one hundred eighty (180) days from the Effective Date, as described herein, all consideration received as a result of subscriptions for Units offered by the Company will be refunded to the subscribers together with interest, if any, which has accrued thereon, on a pro rata basis without any commissions or expenses. The "Effective Date" of the Offering shall mean the first Friday following the day upon which the Placement Agent has received from the Company a completed "due diligence" package and completed offering documents and disclosure materials in form and substance satisfactory to the Placement Agent, in its sole and absolute discretion. The Company and the Placement Agent may mutually agree to extend the foregoing one hundred eighty (180) day period for an additional ninety (90) days on the same placement terms and conditions that were in effect for the initial one hundred eighty (180) days. Placement Agent shall promptly deposit funds derived from the Offering, conducted by the Company, into an escrow account established at U.S. Bank National Association, who shall serve as Escrow Agent. All funds tendered in connection with the purchase of the Units, will be deposited with such Escrow Agent and shall be distributed through mutual instructions. Both the Company and the Placement Agent shall enter into a binding Escrow Agreement with the Escrow Agent upon terms agreeable among the parties.

         Upon completion of the Minimum and for every closing thereafter, the Escrow Agent will transfer a portion of the Offering proceeds, not to exceed forty percent (40%) of gross Offering proceeds and subject to the terms of the Memorandum, to a separate escrow established by LIBACSM, 101 LLC for the purpose of acquiring LIBACSM assets with policies in the face amount of the gross Offering proceeds, subject to such escrow closing. When and if LIBACSM 101, LLC completes its acquisition of LIBACSM assets with a face amount of policies in an amount equal to the gross offering proceeds, LIBACSM101, LLC shall provide the Escrow Agent with proof of such purchase and upon receipt of such proof, the Escrow Agent shall release to the Company the balance of Offering proceeds, net of offering commissions, charges and expenses, in exchange for the Units placed.

         The above commitments by CGR are subject to the following conditions:

                  a. receipt by CGR of all information and verifications thereof, which CGR or its legal counsel may reasonably request from the Company, in a manner and form satisfactory to the Placement Agent and its legal counsel;

                  b. the Company's officers and key employees shall have entered into employment contracts with the Company, containing suitable non-compete and non-disclosure provisions and such other provisions as the Placement Agent may reasonably request;

                  c. the number of issued and outstanding shares of stock and the Company's outstanding capital structure shall be satisfactory to the Placement Agent, in its sole and absolute discretion; and

         CGR shall act exclusively as agent and not as principal in selling the Units on a best efforts basis. CGR may, in its discretion, negotiate with other

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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 4 of 15


broker-dealers who, acting severally, would contract to place, as agents, portions of the Units being offered.

         CGR may  terminate  the Offering at any time:  (i) in the event of war;
(ii) in the event of any material adverse change in the business, property, or financial condition of the Company (of which CGR shall be the sole judge); (iii) in the event of any action, suit or proceeding at law or in equity against the Company, or by any federal, state or other commission, board or agency, where any unfavorable decision would materially adversely affect the business, property, financial condition, or income of the Company; or (iv) in the event of adverse market conditions, of which event CGR is to be the sole judge. Further, CGR's commitment will be subject to receipt by CGR of all information and verifications thereof, which CGR or its counsel may reasonably request from the Company and its Shareholders.

         3. FEES AND COMPENSATION. In consideration of the services to be rendered by CGR in connection with the Placement of the Units, the Company agrees to pay CGR the following fees and other compensation:

                  a. subject to completion of the Minimum Offering, the Company shall pay Placement Agent a cash commission of eight percent (8%) and a cash unaccountable expense allowance of two percent (2%); and

                  b. in addition to the cash commissions, unaccountable expense allowance, and fees payable by the Company, for every Unit sold in the Offering the Company, subject to completion of the Minimum Offering, shall issue to Placement Agent a three (3) year warrant to purchase 2 shares of the Company's Common Stock, at a strike price equal to the last private sale of common shares prior to the Effective Date or $0.75 per share, whichever is less (the "Agent Warrants").

                  The common stock underlying Agent Warrants, which will be acquired by CGR, shall be non-assessable and shall have the same registration rights as those afforded the Investors in the Offering. The Placement Agent may place the Units through other broker-dealers that are registered with the Financial Industry Regulatory Authority and may re-allow all or any part of its compensation with respect to such sales.

         4. EXPENSES. The Company shall be responsible for and shall bear all expenses directly and necessarily incurred in connection with the Offering, including, but not limited to: the fees and expenses of its legal counsel and Placement Agent's legal counsel; blue-sky costs and expenses, including the costs of legal counsel; the costs of preparing, printing and delivering all offering materials utilized in connection with the offer and sale of the Units; the costs of preparing, printing and delivering all Placement and selling documents, the costs of forming the LIBACSM 101, LLC; officer and director questionnaires; costs of any tombstones and printing fees; any escrow fees; costs of registering the underlying Common Stock pursuant to the Registration Rights Agreement; and transfer fees for Units issued, if any. If the proposed financing is not completed because the Company prevents it or because of a material breach by the Company of any such covenants, representations or warranties contained in this Placement Agent Agreement, the Company's liability

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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 5 of 15

for Placement Agent's expenses shall be equal to $15,000 and shall be due Placement Agent regardless of whether any of the Company's Units are sold in the Offering, it being agreed amongst the parties that calculating Placement Agent's expenses would be very difficult if not impossible and that Fifteen Thousand Dollars ($15,000) is a fair and reasonable estimation of the Placement Agent's expenses in preparing to place the Offering of Units.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and its management represent and warrant to, and agree with, CGR that:

                  a. MEMORANDUM. The Company will prepare a disclosure memorandum (the "MEMORANDUM") and its related exhibits, which may be supplemented from time to time, which contains information, accurate as of the date specified therein, of the kind specified by applicable statutes and regulations, including without limitation: (i) terms of the Placement; (ii) a description of the Units being offered; (iii) a description of the business conducted by the Company; (iv) the financial condition of the Company; (v) past activities of the Company; (vi) commissions and compensation to be paid to CGR in connection with this Placement; (vii) compensation to CGR's parent company, Capital Growth Planning, Inc. and affiliates related to the Company's licensing and use of the LIBACSM product and technology; and (viii) information regarding the Company, its management, material obligations, liabilities, any pending or threatened lawsuits or proceedings, and recent material changes in financial condition. The Memorandum, including all exhibits thereto, as of its date and at all times subsequent thereto, up to and including the Termination Date, does not and will not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  b. ADDITIONAL INFORMATION. The Company shall provide to CGR, such information, documents and instruments as may be required under Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and Regulation D thereunder.

                  c. NO FINDER / INVESTMENT ADVISOR. No person has acted as a finder or investment adviser in connection with the transactions contemplated herein and the Company will indemnify CGR with respect to any claim for finders' fees in connection with the transactions contemplated hereby. No officer, director or Shareholder of the Company is a member of the Financial Industry Regulatory Authority, ("FINRA") or an employee or associated member of FINRA. The Company has not promised or represented to any person that any part of the Units will be directed or otherwise made available to them in connection with the proposed Placement. The Company has separately disclosed to CGR all potential conflicts of interest involving officers, directors, Principal Shareholders and/or employees.

                  d. FURTHER SALES. The Company's officers and directors will use their best efforts to cause each Principal Shareholder (any Shareholder, owning at least 5% of the Company's issued and outstanding stock) to enter into an agreement with Placement Agent pursuant to the terms of which each such person shall agree not to sell any securities of the Company owned directly or indirectly by such person for a period of twelve (12) months from the Closing of the Offering, with the exception identified in Section 7 of this Agreement, at

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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 6 of 15

which point the contractual limitation on sales by the Company's officers, directors and Principal Shareholders shall cease.

         6. OBLIGATIONS OF THE COMPANY. The obligations of CGR hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof, and as of the date of each closing by the Company related to the Placement, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                  a.  MEMORANDUM.  The  Company  will  furnish  to CGR,  without charge, as many copies of the Memorandum (and any amended or supplemental Memorandum) as CGR may reasonably request. If any event occurs that results in the Memorandum, as then amended or supplemented, including an untrue statement of a material fact, or omitting to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith notify CGR thereof, and furnish to CGR in such quantities as may be reasonably requested, an amendment or amended or supplemented Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law, including an offer of rescission if required by Placement Agent's counsel. No copies of the Memorandum, or any exhibit thereto, or any material prepared by the Company in connection with the Placement will be given, without the prior written permission of CGR, by the Company or its counsel or by any principal or agent of the Company to any person not a party to this Agreement, unless such person is a director or Principal Shareholder of, or directly employed by, the Company.

                  b. STATE SECURITIES REGISTRATION. The Company will provide CGR's counsel with all information such counsel determines to be necessary and otherwise cooperate with such counsel in order to qualify, permit, or register the Units for sale under the securities laws of the states in which offers or sales will be made or to take any necessary action, and shall have Company counsel file any necessary forms which are required to obtain an exemption from such qualification, permit, or registration in such jurisdiction. The Company will promptly advise CGR:

                           i. if any  securities  regulator  of any state  shall
make a request or suggestion to the Company of any amendment to the Memorandum or any registration materials or for any additional information, including the nature and substance thereof; and

                           ii. of the  issuance of a stop order  suspending  the
qualification or exemption from qualification of the Units for sale in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use reasonable commercial efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest practicable date.

                           The Company  will  provide  CGR,  for delivery to all
offerees and purchasers and their representatives, any additional information, documents and instruments which CGR shall reasonably determine to be necessary to comply with the rules, regulations, judicial and administrative

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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 7 of 15

interpretations in those states and jurisdictions where the Units are to be offered for sale or sold. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Units have been offered or sold. CGR will not make offers or sales of the Units in any jurisdiction in which the Units have not been qualified or registered, or are not exempt from such qualification or registration.

                  c. CERTIFICATES AND OPINIONS. Delivery by the Company of such documents as CGR may reasonably require in connection with its due diligence investigation, including, but not limited to, a certificate of good standing, certificates from its officers and directors, an opinion from the Company's legal counsel, and such other documents as CGR may reasonably require, both in form and substance acceptable to CGR, with respect to the transactions contemplated hereby. Such documents shall be provided on a timely basis per the instructions of CGR's counsel.

                  d. CONDITIONS PRECEDENT. The Company will have prior to the proposed offering, completed a private placement of common shares for at least $1,000,000. Regardless of anything in this Agreement to the contrary, if this condition is not met, then the conversion price will be adjusted to equal $0.58 per share of common stock or a conversion ratio of 17.25 common shares per Preferred Share issued through the Offering.

         7. RIGHT OF FIRST REFUSAL. Upon completion of the Minimum Offering, CGR shall hereby have an irrevocable right of first refusal for a period of 36 months to assist the Company in undertaking any additional capital raising activities (other than conventional banking arrangements, bank borrowings, and commercial debt financing), whereby CGR may agree to place the Company's securities on the same or better terms under which a FINRA broker-dealer has agreed to place such securities. The Company shall provide CGR with notice of such proposed terms and CGR shall have a period of fifteen days within which to notify the Company in writing of its decision to exercise its right of first refusal.

         8. MISCELLANEOUS. This Agreement, including Exhibits A, B, and C attached hereto, constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter which are not contained in the Agreement. This Agreement may be modified only in writing and signed by the party to be charged hereunder. THE TERMS OF THIS AGREEMENT ARE CONFIDENTIAL, AND EXCEPT AS REQUIRED FOR A FAIR PRESENTATION OF THE TERMS OF THE PLACEMENT TO PROSPECTIVE INVESTORS OR AS OTHERWISE REQUIRED BY LAW, SHALL ONLY BE DISCLOSED UPON THE PRIOR WRITTEN CONSENT OF CGR. CGR CONSENTS TO THE DISCLOSURE OF THE TERMS OF THIS AGREEMENT TO FINRA OR OTHER APPLICABLE REGULATORY BODIES IN CONNECTION WITH ANY PUBLIC OFFERING OR ADDITIONAL FINANCING.

Board of Directors
Environmental Service Professionals
August 4, 2008
Page 8 of 15



         If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us a duplicate copy of this letter. We appreciate this opportunity to be of service and look forward with pleasure to working with you and your team on this matter.



                                              Very truly yours,

                                              CAPITAL GROWTH RESOURCES

                                              /s/Loretta Cook
                                              --------------------------------
                                              LORETTA COOK, PRESIDENT



Read, agreed to, and accepted this 4th day of August, 2008.

ENVIRONMENTAL SERVICE PROFESSIONALS, INC.



By:/s/Edward L. Torres
   -----------------------------------
    Edward L. Torres
    Chairman, Chief Executive Officer




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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 9 of 15



                             ATTESTATION BY OFFICER



The undersigned hereby certifies that:

1.       I am the secretary of Environmental Service Professionals, Inc. and

2. The foregoing Placement Agent Agreement has been duly signed by the Company's Chief Executive Officer and he has the authority to sign this document on behalf of the Company and the same is binding on the Company.


Dated:          AUGUST 4, 2008                  /s/Lyle Watkins
         _______________________________        _________________________
                                                    Secretary



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Board of Directors
Environmental Service Professionals
August 4, 2008
Page 10 of 15

                                    EXHIBIT A

                          STANDARD TERMS AND CONDITIONS

1. The Company shall promptly provide CGR with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by CGR; which information shall be accurate, to the best of the Company's ability, in all material respects at the time furnished.

2. CGR shall keep all information obtained from the Company strictly confidential except: (a) for information which is otherwise publicly available or previously known to CGR or was obtained by CGR independently of the Company and without breach of CGR's agreement with the Company; (b) CGR may disclose such information to its employees, its attorneys, to financial institutions, and to others designated in writing by the Company, but shall use reasonable efforts to ensure that CGR's employees and attorneys will keep such information strictly confidential; and (c) pursuant to any order of a court or other governmental body.

3. The Company recognizes that in order for CGR to perform properly its obligations in a professional manner, it is necessary that CGR be informed of and, to the extent practicable, participate in meetings and discussions between the Company and the Investors introduced, relating to the matters covered by the terms of CGR's engagement under that certain letter agreement of which this Exhibit A is a part (the "AGREEMENT").

4. The Company agrees that any report or opinion, oral or written, delivered to it by CGR, is prepared solely for its confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person, other than its employees and attorneys, without CGR's prior written consent, except as may be required by applicable law or regulation, which consent shall not be unreasonably withheld or delayed.

5. No fee payable by the Company to any other financial advisor or lender shall reduce or otherwise affect any fee payable by the Company to CGR.

6. The Company represents and warrants that: (a) it has full right, power, and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) the Agreement has been duly authorized and executed and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms; and (c) the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby does not conflict with or result in a breach of (i) the Company's Certificate of Incorporation or By-laws, or (ii) any agreement to which the Company is a party or by which any of its property or assets is bound.

7. Nothing contained in the Agreement shall be construed to place CGR and the Company in the relationship of partners or joint venture partners. Neither CGR nor the Company shall represent itself as the agent (except CGR's role as Placement Agent) or legal representative of the other for

Board of Directors
Environmental Service Professionals
August 4, 2008
Page 11 of 15

         any purpose whatsoever, nor shall either have the power to obligate or bind the other in any manner whatsoever. CGR, in performing its services hereunder, shall at all times be an independent contractor.

8. The Agreement has been and is made solely for the benefit of CGR, the Company, and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit B and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in the Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person who is not a party to such Agreement, other than as set forth in this paragraph.

Board of Directors
Environmental Service Professionals
August 4, 2008
Page 12 of 15


                                    EXHIBIT B

                                 INDEMNIFICATION

1. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless CGR, its officers, directors, partners, employees, agents, and each person, if any, who controls CGR within the meaning of Section 15 of the Securities Act of 1933, as amended (the "ACT") or Section 20(a) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), from and against any and all loss, liability, charge, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 1, but not be limited to, reasonable attorneys' fees and expenses), as and when incurred, arising out of, based upon, or in connection with any untrue information relating to the Placement, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished by CGR in connection with the Placement or unless such loss, liability, charge, claim, damage or expense was caused by CGR's breach of any of its obligations contained in the letter agreement (the "AGREEMENT") of which this Exhibit B is a part.

         (b) If any  action is  brought  against  CGR or any of CGR's  officers, directors, partners, employees, agents, or any controlling persons of such person in respect of which indemnity may be sought against the Company pursuant to the foregoing Section 1(a), such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure to so notify shall not relieve the Company from any liability except to the extent it may have been prejudiced in any material respect by such failure), and the Company shall promptly assume the defense of such action, including the employment of counsel and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or unless the indemnifying party or parties reserve the right to deny his or its duty to indemnify and a conflict of interest thereby arises which would create a duty to provide independent counsel under California Civil Code Section 2860 if the indemnifying party or parties were an insurer, in which case the rights and duties set forth in Civil Code Section 2860 shall apply as if the indemnifying party or parties were an insurer and the indemnified party or parties were an insured. Anything in this Section 1 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, except a settlement for which a court of competent jurisdiction has determined that the settlement was made in good faith.

2. CGR agrees to indemnify and hold harmless the Company, its officers, directors, partners, employees, agents, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to CGR in Section 1 of this Exhibit B, but only with respect to information furnished by CGR for inclusion in the

Board of Directors
Environmental Service Professionals
August 4, 2008
Page 13 of 15

         Offering Memorandum and to statements, misstatements, or omissions, if any, made by CGR in connection with the Offering independent of the Company provided information or with respect to breaches of its agreements contained in the Agreement. If any action shall be brought against the Company or any other person so indemnified based on any such statements, misstatements or omissions of CGR, and in respect of which indemnity may be sought against CGR pursuant to this Section 2, CGR shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 1 above.

3. (a) In order to provide for just and equitable contribution in any case in which: (i) an "Indemnified Person" (as hereinafter defined) is entitled to indemnification pursuant to the Agreement, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, notwithstanding the fact that this Agreement provides for indemnification in such case; or (ii) contribution may be required of such person in circumstances for which he is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Company and CGR shall contribute to the aggregate losses, claims, damages or liabilities for which such indemnification is held unavailable (after any contribution from others) in such proportion so that CGR is responsible for the portion represented by dividing the total compensation received by CGR pursuant to the Agreement, or to which CGR is otherwise entitled pursuant to such Agreement, by the total value received or to be received by the Company from the transaction, but not including any expenses incurred by the Company in relation to the transaction, from which the claim for contribution arises, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that in any such case, no person or entity guilty of a fraudulent misrepresentation shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (b) Within fifteen (15) days after receipt by any party to the Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution, in respect thereof, is to be made against the other party (the "CONTRIBUTING PARTY"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability it may have (except to the extent it may have been prejudiced in any material respect by such failure) to any other party other than for contribution hereunder.

         (c) In case any party notifies a contributing party or his or her or its representative of the commencement of such action, suit or proceeding, the contributing party will be entitled to participate therein with the notifying party. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party, or unless a court of competent jurisdiction determines the settlement was made in good faith.

Board of Directors
Environmental Service Professionals
August 4, 2008
Page 14 of 15

         (d) For purposes hereof, an "INDEMNIFIED PERSON" shall mean any person entitled to indemnification under Sections 1 or 2 of this Exhibit B.

         The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and in full force and effect regardless of: (i) any withdrawal, termination or consummation of, or failure to initiate or consummate any matter referred to herein; (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any party hereto; (iii) any termination or the completion or expiration of CGR's engagement; and (iv) whether or not CGR shall, or shall not be called upon to render any formal or informal advice in the course of such engagement.

Board of Directors
Environmental Service Professionals
August 4, 2008
Page 15 of 15

                                    EXHIBIT C

                                  JURISDICTION


         Each of the Company and CGR hereby irrevocably: (a) submits to the jurisdiction of any court of the state of California or any federal court sitting in the state of California for the purposes of any suit, action or other proceeding arising out of the letter agreement between the Company and CGR of which this Exhibit C is a part (the "AGREEMENT") which is brought by or against either party; (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court; and (c) to the extent that the Company or CGR has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, each of them hereby waives, to the fullest extent permitted by law, such immunity.

         Each of the Company and CGR hereby waives, and the Company agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that: (a) the Company is not personally subject to the jurisdiction of any such court; (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution or otherwise), with respect to it or its property; (c) any such suit, action or proceeding is brought in an inconvenient forum; (d) the venue of any such suit, action or proceeding is improper; or (e) this Agreement may not be enforced in or by any such court.

         Nothing in these provisions shall affect any party's right to serve process in any manner permitted by law or limit its rights to bring a proceeding in the competent courts of any jurisdiction or jurisdictions or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         This Agreement will be deemed to have been made and delivered in El Cajon, California and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of California.

                            CAPITAL GROWTH RESOURCES
                             ---------------------
                       405 E. LEXINGTON AVENUE, SUITE 201
                               EL CAJON, CA 92020
                               MEMBER FINRA / SIPC


November 12, 2008

PRIVATE & CONFIDENTIAL
----------------------

Board of Directors
Environmental Service Professionals, Inc.
1111 E. Tahquitz Canyon Way, Suite 110
Palm Springs, CA  92262
Attn: Edward L. Torres, President and CEO

RE:      AMENDMENT TO PLACEMENT AGENT AGREEMENT/
         BETWEEN CGR AND ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
         --------------------------------------------------------

Gentlemen:

         The purpose of this letter (the "Amendment") is to amend that certain Placement Agent Agreement, dated August 4, 2008, executed by Capital Growth Resources ("CGR"), as the exclusive Placement Agent, and Environmental Service Professionals, Inc. (the "Company" or "ESP") (the "Agreement").

         The Agreement set forth the terms and conditions pursuant to which CGR shall serve as the exclusive Placement Agent in connection with the placement of new securities of the Company (the "PLACEMENT" or "Offering"), either alone or in conjunction with other Broker-Dealers, for the purposes of financing the expansion of the Company's business and execution of its business plan.

         Now the parties desire to amend the Agreement as set forth herein.

         Upon the terms and subject to the conditions of this Amendment, the parties hereto agree as follows:

         1. The first full paragraph in Section 1 of the Agreement shall be deleted in its entirety, and it shall be replaced by the following language:

                  1. THE OFFERING. This Offering will consist of a "best efforts, all or none" minimum offering (the "Minimum Offering") of 50,000 units ("Units"), with each Unit consisting of one share of the Company's Convertible Preferred Stock, $0.001 par value (the "Convertible Preferred Shares"), and one Membership Interest ("Membership Interest") in ESP LIBACSM Fund, LLC, and, thereafter, a "best efforts" maximum offering of 1,000,000 Units (the "Maximum Offering"). The Units shall be offered and sold by the Company at a price of $10.00 per Unit with a minimum purchase of 1,000 Units, or such lesser amount as the Company may approve on a subscription by subscription basis, for gross Minimum Offering proceeds of $500,000 and

BOARD OF DIRECTORS
ENVIRONMENTAL SERVICE PROFESSIONALS
NOVEMBER 12, 2008
PAGE 2 OF 3

         gross Maximum Offering proceeds of $10,000,000. The Minimum Offering and the Maximum Offering shall hereinafter be referred to collectively as the "Offering." The Units shall be offered in reliance upon Section 4(2) and/or Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act") and shall be sold solely to "Accredited Investors," as that term is defined in Rule 501 of Regulation D. The underlying common stock to be issued upon conversion of the Convertible Preferred Shares shall have Registration Rights pursuant to a Registration Rights Agreement to be approved by CGR and made an exhibit to the confidential private placement offering memorandum through which the Company will offer the Units. The Company's Common Stock underlying the Agent Warrants (defined below) shall also be subject to the Registration Rights Agreement. Each Convertible Preferred Share will be convertible into 17.24 shares of the Company's common stock (i.e., the equivalent of $0.58 per share using $10.00 per share for the Convertible Preferred Shares as the baseline). The Convertible Preferred Shares shall also be redeemable by the Company at Ten Dollars per share, when and if the Company's Common Stock has traded at a closing bid price of $1.50 per share for a period of 20 trading days at any time after the period which is six months after the final closing of this Offering.

         2. All references in the Agreement to the entity "LIBACSM 101 LLC" shall be deleted, and in its place shall be added "ESP LIBACSM Fund, LLC."

         3. Section 6.d., regarding Conditions Precedent, is deleted in its entirety.

         4. Except as herein modified, the Agreement shall remain in full force and effect without change.

         If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us a duplicate copy of this letter. We appreciate this opportunity to be of service and look forward with pleasure to working with you and your team on this matter.

                                                     Very truly yours,

                                                     CAPITAL GROWTH RESOURCES

                                                     /s/Loretta Cook
                                                     ---------------------------
                                                     LORETTA COOK, PRESIDENT


Read, agreed to, and accepted this 12th day of November, 2008.

ENVIRONMENTAL SERVICE PROFESSIONALS, INC.

By:/s/Edward L. Torres
    ---------------------------------
    Edward L. Torres
    Chairman, Chief Executive Officer

BOARD OF DIRECTORS
ENVIRONMENTAL SERVICE PROFESSIONALS
NOVEMBER 12, 2008
PAGE 3 OF 3


                             ATTESTATION BY OFFICER



The undersigned hereby certifies that:

         1.       I am the  secretary of  Environmental  Service  Professionals,
                  Inc.; and

         2. The foregoing Amendment to Placement Agent Agreement has been duly signed by the Company's Chief Executive Officer, and he has the authority to sign this document on behalf of the Company, and the same is binding on the Company.


Dated:      November 13, 2008         /s/Lyle Watkins
            _____________________     _______________________________
                                            Secretary